SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2000



                                      Nevada
                         (State or other jurisdiction of
                          incorporation or organization)

                                   ASDAR Group
             (Exact name of registrant as specified in its charter)

                                    88-0195105
                       (I.R.S. Employer Identification No.)

    1239 West Georgia Street, Suite 3004, Vancouver, British Columbia, Canada
                     (Address of principal executive offices)

                                     V6E 4R8
                                   (Zip Code)

                                 (604) 664-0499
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


                              Deron M. Colby, Esq.
                                  MC Law Group
                         4100 Newport Place, Suite 660
                        Newport Beach, California 92660
                           Telephone: (949) 250-8655
                           Facsimile: (949) 250.8656


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In or around October 2000, the Registrant's auditor, Darrell Schvanaveldt, passed away unexpectedly. Mr. Schvanaveldt did not issue any reports which contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principals. There were no disagreements with Mr. Schvanaveldt on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused him to make reference to the subject matter of the disagreement in connection with any report filed by Mr. Schvanaveldt.

On or about September 21, 2000, Labonte & Co., chartered accountants, executed an engagement letter agreeing to act as auditors for the Registrant with regard to its filings with the Securities and Exchange Commission. The Registrant's Board of Directors approved the appointment of Labonte & Co.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Press Release. On January 14, 2002, the Registrant issued a press release announcing a proposed agreement between Registrant and ACGT Corporation, a Toronto-based Biotechnology Company ("ACGT"). The press release is attached hereto as an Exhibit. The specific terms and conditions of Registrant's agreement with ACGT have not yet been finalized.

Appointment of New Director. On January 16, 2002, Robert Klein, currently a director of the Registrant, was appointed secretary and treasurer. On January 16, 2002, Dr. Hai Shiene Chen was appointed as a director of the Registrant.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On January 16, 2002, Ferdinand Marehard resigned his position as secretary, treasurer and a director of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     Exhibit No.   Description
     -----------   -----------

     99.01         Press Release of ASDAR Group dated January 14, 2002.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                               ASDAR Group


DATED:  January 29, 2002               By: /s/ Robert Waters
                                               ------------------------
                                               Robert Waters, President